Inventory Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Inventory Disclosure Text Block

Note 11 – Inventories

Inventories at June 30, 2011 and December 31, 2010 were comprised of:

(in thousands)	June 30,	December 31,
	2011	2010
Finished products	$ 23,475	$ 20,363
In - process	9,748	8,110
Raw materials	20,370	16,389
Fine and fabricated precious metal in various stages of completion	18,602	12,151
	72,195	57,013
LIFO reserve	(8,261)	(6,693)
	$ 63,934	$ 50,320

In order to produce certain of its products, H&H purchases, maintains and utilizes precious metal inventory.  H&H records its precious metal inventory at last-in, first-out (“LIFO”) cost, subject to lower of cost or market with any adjustments recorded through cost of goods sold.  The market value of the precious metal inventory exceeded LIFO cost by $8.3 million and $6.7 million as of June 30, 2011 and December 31, 2010, respectively.

Certain customers and suppliers of H&H choose to do business on a “toll” basis, and furnish precious metal to H&H for return in fabricated form (“customer metal”) or for purchase from or return to the supplier. When the customer metal is returned in fabricated form, the customer is charged a fabrication charge. The value of this customer metal is not included in the Company’s balance sheet.  To the extent H&H is able to utilize customer precious metal in its production processes, such customer metal replaces the need for H&H to purchase its own inventory. As of June 30, 2011, H&H’s customer metal consisted of 151,093 ounces of silver, 280 ounces of gold, and 1,391 ounces of palladium.

Supplemental inventory information:	June 30,	December 31,
	2011	2010
(in thousands, except per ounce)
Precious metals stated at LIFO cost	$ 10,341	$ 5,458
Market value per ounce:
Silver	$ 33.69	$ 30.92
Gold	$ 1,482.33	$ 1,421.07
Palladium	$ 756.95	$ 797.00